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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 (Date of report (Date of earliest event reported): May 19, 2004 (May 17, 2004)

                             STURGIS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                    (State of incorporation or organization)


        0-49613                                         38-3609814
(Commission File No.)                     (IRS - Employer Identification Number)

                   113-125 E. Chicago Road, Sturgis, MI 49091
             (Address of Registrant's principal executive offices)

                                 (269) 651-9345
               Registrant's telephone number, including area code



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ITEM 5. OTHER EVENTS

     On May 17, 2004, the Board of Directors of Sturgis Bancorp, Inc. ("STBI") announced a stock repurchase program and its intention to repurchase up to 10% of its outstanding shares in the open market.

     Eric L. Eishen, President and Chief Executive Officer of STBI, indicated that the Board of Directors approved the repurchase program in view of the current price level and the strong capital position of STBI and its subsidiary, Sturgis Bank and Trust Company.


ITEM 7.      FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial Statements of Business Acquired

        Not applicable.

(b)     Pro Forma Financial Information

        Not applicable.

(c)     Exhibits

        Set forth below is a list of exhibits included as part of this current report.
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EXHIBIT
NUMBERS             DESCRIPTION OF EXHIBIT

99.1                Press Release dated May 19, 2004.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2004            STURGIS BANCORP, INC.

                              By: /s/ Eric L. Eishen
                                  -------------------------------------
                              Name: Eric L. Eishen
                              Title: President and CEO





                                        2


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                                 EXHIBIT INDEX

Exhibit                         Description
-------                         -----------

99.1                            Press Release dated May 19, 2004